EXHIBIT 10.4
THIRD AMENDMENT TO LEASE
     THIS THIRD AMENDMENT TO LEASE (“Third Amendment”) is made as of December 14, 2006, by and between ARI COMMERCIAL PROPERTIES, INC., a California corporation, agent for the tenant in common owners (“Landlord”), and REVA MEDICAL, INC., a California corporation formerly known as MD3, Inc. (“Tenant”), with reference to the following facts:
RECITALS
     A. Landlord (as successor of FSP Telecom Business Center Limited Partnership) and Tenant are parties to that certain Telecom Business Center NNN Lease dated for reference purposes as of December 18, 2001, as amended by that certain First Amendment to Lease dated for reference purposes as of January 3, 2005 (together, the “Lease”), and Second Amendment to Lease dated February 18, 2006, pursuant to which Landlord leased to Tenant certain premises comprising 12,799 square feet, commonly known as 5751 Copley Drive, Suite B, San Diego, California (“Premises”), being located at Telecom Business Center. Capitalized terms used in this Third Amendment which are not otherwise defined shall have the same meanings as in the Lease.
     B. Tenant and Landlord desire to modify the Lease pursuant to this Third Amendment.
     C. Landlord and Tenant wish to extend the term of the Lease thirty-six (36) months (the “Third Extension Term”).
     D. Landlord will remove the requirement of a Letter of Credit for the Third Extension Term.
     E. Tenant acknowledges that the Lease is in full force and effect, and each of the parties desires to amend the Lease in the terms and conditions set forth below.
     NOW, THEREFORE, the parties agree as follows:
     1. Term. The term of the Lease shall be extended thirty-six (36) months commencing at the expiration of the Second Extension Term, which is February 28, 2007, and expiring on February 28, 2010 (“Third Extension Term”).
     2. Base Monthly Rent. The Base Monthly Rent during the Third Extension Term shall be payable pursuant to the following:

From	To	Base Rent
3/01/2007	2/28/2008	$18,943.00
3/01/2008	2/28/2009	$19,511.29
3/01/2009	2/28/2010	$20,096.63
     3. Letter of Credit (“L/C”). The requirement for Tenant to provide a Letter of Credit is removed as of the commencement date of the Third Extension Term.

     4. Tenant Improvement Allowance. Landlord will provide Tenant with a Tenant Improvement Allowance up to three dollars ($3.00) per square foot. The Tenant Improvement Allowance includes leasehold improvement costs, space planning fees, construction management fee (3%), and city permits. Tenant shall be allowed to apply the Tenant Improvement Allowance to Tenant Improvements funded by Tenant previously. Tenant will be required to show evidence of such prior Tenant Improvement cost, including invoices and payment evidence for reimbursement of such prior Tenant Improvement expenditures by Tenant.
     5. Authorized Party. If Tenant is other than a natural person, each individual executing this Third Amendment on behalf of the named Tenant represents and warrants that he is duly authorized to execute this Third Amendment on behalf of the named Tenant in accordance with a duly adopted resolution of Tenant’s board of directors and Tenant’s bylaws (if Tenant is a corporation) and in accordance with the agreement of partnership (if Tenant is a Partnership) and by delivery hereto warrant that the execution by no other signatory is required and will hold Landlord harmless from any claim to the contrary (and loss suffered by reason thereof).
     6. Confidentiality. Tenant acknowledges that the content of this Third Amendment and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant’s financial, legal, and space planning consultants.
     7. Full Force and Effect. Except as set forth in this Third Amendment, each and every provision of the Lease shall remain in full force and effect and shall not be modified, waived or otherwise affected by this Third Amendment. In the event of any conflict between the provisions of the Lease and this Third Amendment, the terms of this Third Amendment shall prevail.
     IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment effective as of the date first written above.
     LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS THIRD AMENDMENT TO LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE AMENDMENT, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE AMENDMENT IS EXECUTED, THE TERMS OF THIS LEASE AMENDMENT ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.
     IF THIS LEASE AMENDMENT HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE LANDLORD, ITS COUNSEL ANY REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE AMENDMENT OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL

RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE AMENDMENT.

LANDLORD:		TENANT:

ARI COMMERCIAL PROPERTIES, INC., a		REVA MEDICAL INC., a California corporation
California corporation, as agent for the
tenant in common owners of the property

By:	/s/ David Ho	By:	/s/ Robert K. Schultz
	David Ho, Senior Vice President		(SIGNATURE)

Robert K. Schultz
(PRINT NAME)

Title: President

Date: 12-19-2006

		By:	/s/ Katrina L. Thompson
(SIGNATURE)

Katrina L. Thompson
(PRINT NAME)

Title: VP Finance & Admin

Date: 12/19/06